UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2005

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On August 8, 2005, GTC Biotherapeutics, Inc. entered into a securities purchase agreement with certain institutional investors (the “Purchasers”) regarding a private placement of an aggregate of 4,571,429 shares of GTC’s Common Stock at a price of $1.75 per share and five-year warrants to purchase an aggregate of 1,828,573 shares of common stock. The warrants will be exercisable at a price of $2.68 per share at any time on or after February 9, 2006. The closing of the private placement is scheduled before August 12, 2005.

The securities purchase agreement provides that GTC will enter into a registration rights agreement with the Purchasers under which GTC will file a registration statement within 20 days of closing for the resale of the Common Stock to be issued in the placement and the shares of Common Stock issuable upon the exercise of the warrants.

The representations, warranties and covenants contained in the securities purchase agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the securities purchase agreement and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of GTC or any of its subsidiaries.

The exclusive placement agent for the private placement was Rodman & Renshaw, LLC.

GTC expects to use the net proceeds from the private placement for general working capital purposes, including funding its ongoing clinical trials and operations.

The foregoing is a summary of the terms and conditions of the purchase agreement, as well as the registration rights agreement and the form of warrant to be issued to the Purchasers, and does not purport to be complete. The foregoing is qualified in its entirety by reference to the securities purchase agreement, the registration rights agreement, and the form of warrant, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

See disclosure under Item 1.01 of this Report on Form 8-K.

In connection with the private placement described in Item 1.01, GTC relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Purchasers represented to GTC that they are “qualified institutional buyers” as defined in Rule 144A under the Securities Act, or large institutional “accredited investors” as defined in Rule 501(a) under the Securities Act.

Item 7.01.	Regulation FD Disclosure

On August 8, 2005, GTC issued a press release regarding the private placement, which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information being furnished pursuant to Item 7.01 of this Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of Securities Purchase Agreement dated as of August 8, 2005 among GTC and the Purchasers.

10.2	Form of Registration Rights Agreement dated as of August 8, 2005 among GTC and the Purchasers.

10.3	Form of Common Stock Purchase Warrant.

99.1	Press release of GTC, dated August 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: August 8, 2005	By:	/S/ GEOFFREY F. COX
Geoffrey F. Cox, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement dated as of August 8, 2005 among GTC and the Purchasers.

10.2	Form of Registration Rights Agreement dated as of August 8, 2005 among GTC and the Purchasers.

10.3	Form of Common Stock Purchase Warrant.

99.1	Press release of GTC, dated August 8, 2005.

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